Inventories (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Components of Inventory

The components of inventory follow:

(MILLIONS OF DOLLARS)	March 31, 2013	December 31, 2012
Finished goods	$699	$799
Work-in-process	205	332
Raw materials and supplies	216	214

Inventories(a)	$1,120	$1,345

(a)

Inventory levels decreased in 2013 as a result of $136 million of Separation Adjustments (see Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering and Initial Public Offering: Adjustments Associated with the Separation), as well as operational reductions.

The components of inventory follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Finished goods(a)	$799	$608
Work-in-process	332	284
Raw materials and supplies	214	171

Inventories	$1,345	$1,063

(a)	Increase in 2012 is due primarily to production increases as a result of increased demand, achieving higher targeted inventory levels for certain products and changes in our supply points.